SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 18, 2003



                         WEBSTER FINANCIAL CORPORATION.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                     0-15213                   06-1187536
----------------------------        ------------             -------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)



                   WEBSTER PLAZA, WATERBURY, CONNECTICUT 06702
             -------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (203) 578-2476
                                                           --------------


                                 NOT APPLICABLE
            -------------------------------------------------------
           (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
         -------------

            On February 18, 2003, Webster Financial Corporation issued a press release announcing the date of its annual meeting of shareholders. That press release is filed as Exhibit 99 to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

(c)      Exhibits.

Exhibit No.       Description
-----------       -----------

         99       Press Release dated February 18, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WEBSTER FINANCIAL CORPORATION
                                    -----------------------------
                                    (Registrant)



                                    /s/ William J. Healy
                                   -----------------------------
                                    William J. Healy
                                    Executive Vice President and
                                    Chief Financial Officer





Date: February 24, 2003

EXHIBIT INDEX
-------------



Exhibit No.        Description
-----------        -----------

     99            Press Release dated February 18, 2003.

                                                                      EXHIBIT 99

WEBSTER CONTACTS:
-----------------

MEDIA:     Art House, 203-578-2391        INVESTORS: Terrence K. Mangan, 203-578-2318
           ahouse@websterbank.com                    tmangan@websterbank.com
           ----------------------                    -----------------------

MEDIA:     Clark Finley, 203-578-2429
           cfinley@websterbank.com
           -----------------------

               WEBSTER SHAREHOLDERS MEETING WILL BE APRIL 24, 2003

         WATERBURY, Conn., Feb. 18, 2003 -- Webster Financial Corporation (NYSE:
WBS), announced today that its Board of Directors has scheduled the corporation's annual meeting of shareholders for 4 p.m. (Eastern Standard Time) Thursday, April 24, 2003 at the Courtyard by Marriott, 63 Grand Street, Waterbury, Connecticut.

         The record date for shareholders to vote at the meeting is March 4, 2003.

                                      * * *

Webster Financial Corporation is the holding company for Webster Bank and Webster Insurance. With $13 billion in assets, Connecticut-based Webster Bank provides business and consumer banking, mortgage, insurance, trust and investment services through more than 110 banking offices, 214 ATMs and the Internet (www.websteronline.com). Webster Financial Corporation is majority owner of Chicago-based Duff & Phelps, LLC, a leader in financial advisory services. Webster Bank owns the asset-based lending firm, Whitehall Business Credit Corporation, Center Capital Corporation, an equipment financing company headquartered in Farmington, Connecticut and Webster Trust Company, N.A.

For more information about Webster, including past press releases and the latest Annual Report, visit the Webster Bank web site at www.websteronline.com.
                                                  ----------------------